UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2003 ebank Financial Services, Inc.

(Exact name of registrant as specified in its charter)

GEORGIA	000-24043	58-2349097
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2410 Paces Ferry Road, Suite 190
Atlanta Georgia 30339
(Address of Principal
Executive Offices)

(770) 863-9225
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5.     Other Events.

     On March 7, 2003, ebank Financial Services, Inc. (the “Company”) issued the press release attached hereto as exhibit 99.1 and made a part hereof announcing the declaration of a dividend on its 8% Series A preferred stock. For additional information, please see the press release.

Item 7.     Financial Statements and Exhibits.

     (c)  Exhibits.

99.1	Press release issued March 7, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ebank Financial Services, Inc.

Date: March 7, 2003	By:	/s/ James L. Box

James L. Box
Chief Executive Officer

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